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Exhibit 10.16

HEELING, INC.
2006 STOCK INCENTIVE PLAN

        1.     ESTABLISHMENT OF PLAN. Heeling, Inc. establishes the "Heeling, Inc. 2006 Stock Incentive Plan", effective as of the Effective Date. Options granted under the Plan shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time.

        2.     PURPOSE. The purposes of the Plan are (i) to offer selected Employees, including Officers, Directors and Consultants of the Company and its Affiliates an equity ownership interest and opportunity to participate in the growth and financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) to create long-term value and to provide incentives to such Employees, Directors and Consultants by means of market-driven and performance-related stock-based Options to achieve long-term performance goals, and (iv) to promote the growth and success of the Company's business by aligning the financial interests of Employees, Directors and Consultants with that of the other stockholders of the Company. Toward these objectives, this Plan provides for the grant of Options.

        3.     DEFINITIONS. As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

        (a)   "Affiliate" means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any "parent corporation" of the Company, as defined in Section 424(e) of the Code, or (B) any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, (C) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in Section 1504(a) of the Code of which the Company is the common parent, and (D) any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company's financial statements.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Cause" means the meaning set forth in a then-effective written employment agreement between the Optionee and the Company or an Affiliate or, in the absence of such a definition in a then-effective written employment agreement (in the determination of the Committee), shall mean (i) a failure by the Optionee to perform reasonably assigned duties to the Company or an Affiliate, but only if the failure by the Optionee to perform such duties continues after he has received notice from the Company that his failure to perform constitutes "cause" for terminating his Continuous Service, (ii) dishonesty, willful misconduct or gross neglect by the Optionee in the discharge or performance of his duties to the Company or an Affiliate, (iii) an intentional violation or failure by the Optionee to satisfy any policy or written agreement with the Company or an Affiliate, (iv) the involvement by the Optionee in a transaction or act in connection with the performance of duties to the Company or any Affiliate which transaction or act is adverse to the interests of the Company or any Affiliate, (v) the engagement by the Optionee in unfair competition with the Company or any Affiliate, (vi) the use of alcohol or drugs by the Optionee in a manner that affects his job performance or could reasonably be expected to adversely affect the reputation of the Company or any Affiliate, or (vii) the conviction of, or plea of nolo contendere by the Optionee to, a charge of fraud, embezzlement, misappropriation, theft or other criminal conduct constituting a felony, or commission of a misdemeanor involving a crime of moral turpitude.

        (d)   "Change in Control" of the Company means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation or other entity which is not an Affiliate of the Company.

        (e)   "Chief Executive Officer" means the individual serving at any relevant time as the chief executive officer of the Company.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

        (g)   "Committee" means the Compensation Committee, as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee shall be in existence at any relevant time), the term "Committee" for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to Options granted under the Plan. While the Common Stock is listed for trading on any national securities exchange or quoted on the Nasdaq Stock Market, the Committee's members shall also satisfy the "independence" criteria or be "independent directors" to the extent required under the rules and regulations of the exchange or the Nasdaq Stock Market, as applicable. While the Common Stock is not listed for trading on any national securities exchange or quoted on the Nasdaq Stock Market, within the scope of such authority, the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Options to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Options or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Options to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (h)   "Common Stock" means the Common Stock, $.001 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

        (i)    "Company" means Heeling, Inc., a Nevada corporation, or such other corporation which, pursuant to a spinoff, merger, consolidation or similar corporate transaction adopts and assumes the Plan with the consent of the Company and agrees to accept the duties, responsibilities and obligations of the Company under the Plan. References in the Plan to the Company shall refer to any such corporation which adopts and assumes the Plan.

        (j)    "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a

"consultant or advisor" within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.

        (k)   "Continuous Service" means the provision of services to the Company or an Affiliate as an Employee, Director or Consultant which is not interrupted or terminated. Except as otherwise provided in a particular Option Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate as an Employee, Director or Consultant; provided, however, any change in the status of an Optionee from an Employee or a Director to a Consultant will be considered to be an interruption or termination of his Continuous Service unless determined otherwise by the Committee. An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

        (l)    "Covered Employee" means the Chief Executive Officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to stockholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

        (m)  "Director" means a member of the Board or the board of directors of an Affiliate.

        (n)   "Disability" means the "disability" of a person as defined (i) in a then-effective written employment agreement with the Company or an Affiliate that covers such person, (ii) if such person is not covered by a then-effective written employment agreement with the Company or an Affiliate, as defined in a then-effective long-term disability plan maintained by the Company that covers such person, or (iii) if neither a then-effective written employment agreement or a long-term disability plan exists at any relevant time covering such person, "Disability" means, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        (o)   "Effective Date" means June 23, 2006.

        (p)   "Employee" means any person, including an Officer or Director, who is employed within the meaning of Section 3401 or of the Code by the Company or an Affiliate, including any person who is considered a co-employee of the Company or an Affiliate and a professional employee organization. The payment of compensation by the Company or an Affiliate to a Director or Consultant solely with respect to such individual rendering services in the capacity of a Director or Consultant, however, shall not be sufficient to constitute "employment" by the Company or that Affiliate.

        (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

        (r)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock has an established market by virtue of being listed on any established stock exchange, traded on the Nasdaq National Market or the Nasdaq SmallCap Market or reported on the Over-the-Counter Bulletin Board published by the National Quotation Bureau, Inc., the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the Common Stock is listed or traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Common Stock) or reported on the Over-the Counter Bulletin Board on the day of determination (or if no such price or bid is reported on that day, on last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

          (ii)   In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the reasonable application by the Committee of a reasonable valuation method in accordance with the Treasury regulations under Section 409A of the Code.

        (s)   "Incentive Stock Option" means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

        (t)    "IPO" means the initial public offering of the Company's securities offered for its own account under a registration statement filed with the Securities and Exchange Commission.

        (u)   "Non-Employee Director" means a Director who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (v)   "Non-Qualified Stock Option" means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

        (w)  "Officer" means a person who is an "officer" of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

        (x)   "Option" means a stock option granted pursuant to the Plan to an Optionee to purchase a specified number of shares of Common Stock during the Option period for a specified exercise price, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

        (y)   "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (z)   "Optionee" means an individual to whom an Option has been granted under the Plan.

        (aa) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an "affiliated corporation" at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the

Code) direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (bb) "Plan" means this Heeling, Inc. 2006 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

        (cc) "Qualifying Shares" means shares of Common Stock which either (i) have been owned by the Optionee for more than six (6) months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Optionee in the public market.

        (dd) "Regulation S-K" means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

        (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

        (ff)  "Section" means a section of the Plan unless otherwise stated or the context otherwise requires.

        (gg) "Securities Act" means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

        (hh) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

        4.     TYPES OF OPTIONS AVAILABLE UNDER THE PLAN. Options granted under the Plan may be (i) Incentive Stock Options or (ii) Non-Qualified Stock Options.

        5.     SHARES SUBJECT TO PLAN.

        (a)   Maximum Shares Subject to Plan. Subject to adjustment pursuant to Section 13(a) hereof, the total amount of Common Stock with respect to which Options may be granted under the Plan shall not exceed 90,909 shares. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Options under the Plan. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise of an Option. Any shares of Common Stock covered by an Option (or a portion of an Option) that is forfeited or canceled, or that expires without being exercised shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available to be subject to Options under the Plan. Nothing in this Section 5 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (i) impair the validity of any outstanding Option, whether or not that Option is fully exercisable or fully vested, or (ii) impair the status of any shares of Common Stock previously issued pursuant to an Option as duly authorized, validly issued, fully paid and nonassessable. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Common Stock, or (ii) Common Stock held in the treasury of the Company, in each case as the Committee may determine from time to time in its sole discretion.

        (b)   Registration and Listing of Shares. From time to time, the Board and appropriate Officers shall be and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges and other appropriate persons to register, list and otherwise make shares of Common Stock available for issuance pursuant to Options.

        6.     ELIGIBILITY. Options other than Incentive Stock Options may be granted to Employees, Officers, Directors and Consultants. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of Section 3(a). The Committee, in its sole discretion, shall select the recipients of Options. An Optionee may be granted more than one Option under the Plan, and Options may be granted at any time or times during the term of the Plan. The grant of an Option to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Options under the Plan.

        7.     LIMITATION ON INDIVIDUAL OPTIONS. Subject to the provisions of Section 13(a), the maximum number of shares of Common Stock that may be subject to Options granted to any one person under the Plan during any calendar year shall not exceed 90,909 shares of Common Stock. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options that are canceled or repriced.

        8.     TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine (i) whether each Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option and (ii) the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, right of first refusal provisions, forfeiture provisions, methods of payment and all other terms and conditions of the Option, subject to the following:

        (a)   Form of Option Grant. Each Option granted under the Plan shall be evidenced by a written Option Agreement in such form (which need not be the same for each Optionee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

        (b)   Grants Criteria. In determining the amount and value of Options to be granted, the Committee may take into account the responsibility level, performance, potential, other Options, and such other considerations with respect to an Optionee as it deems appropriate.

        (c)   Date of Grant. The date of grant of an Option will be the date specified by the Committee as the effective date of the grant of an Option or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Option. The Option Agreement evidencing the Option will be delivered to the Optionee with a copy of the Plan and other relevant documents, within a reasonable time after the date of grant.

        (d)   Exercise Price. The exercise price of any Option shall be not less than the Fair Market Value of the shares of Common Stock on the date of grant of the Option. In addition, the exercise price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.

        (e)   Exercise Period. Options shall be exercisable within the time or times or upon the event or events determined by the Committee and set forth in the Option Agreement. Unless otherwise provided in an Option Agreement, Options shall terminate on (and no longer be exercisable after) on the date that is the earlier of: (i) ten (10) years from the date of grant of the Option; (ii) for an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant of the Option; (iii) three (3) months after the Optionee is no longer serving in any capacity as an Employee, Consultant or Director of the Company for a reason other than the death or Disability of the Optionee; (iv) one (1) year after death of the Optionee; or (v) one (1) year after Disability of the Optionee.

        (f)    Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code is amended after the effective date of the Plan to provide for a different limit than the one described in this Section 8(f), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

        (g)   Transferability of Options. Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, that the Optionee may, however, designate persons who or which may exercise his Options following his death. Notwithstanding the preceding sentence, an Option Agreement may provide that an Optionee may transfer a Non-Qualified Stock Option to such family members, family member trusts, family limited partnerships, and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer. No such transfer shall be approved by the Committee unless the transferee agrees in writing, in favor of the Company, that the Shares acquired pursuant to the exercise of the Non-Qualified Stock Option shall be held subject to the provisions of the Option Agreement (and the related exercise agreement). No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

        (h)   Acquisitions and Other Transactions. The Committee may, from time to time, cause the Company to assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of Section 8(d), in the case of an Option issued or assumed pursuant to this Section 8(h), the exercise price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code.

        9.     EXERCISE OF OPTIONS.

        (a)   Notice. Options may be exercised only by delivery to the Company of a written exercise agreement approved by the Committee (which need not be the same for each Optionee), stating the number of shares of Common Stock being purchased, restrictions imposed upon the shares of Common Stock, if any, the method of payment, and such representations and agreements regarding the Optionee's investment intent and access to information and other matters as may be required by the Company to comply with applicable securities laws, or as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased. Such exercise agreement may be part of an Optionee's Option Agreement.

        (b)   Payment. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and approved by the Committee, in one or more of the following methods which must be stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if the Common Stock has an established market as described in clause (i) of Section 3(r), through a "same day sale" arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if the Common Stock has an established market as described in clause (i) of Section 3(r), through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; or (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that the surrender does not result in an accounting charge for the Company). No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

        (c)   Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of Federal, state or local income taxes or other taxes with respect to the exercise of any Option granted under the Plan, including procedures for an Optionee to have shares of Common Stock withheld from the total number of shares of Common Stock to be issued upon exercise of an Option. Prior to issuance of any shares of Common Stock upon exercise of an Option, the Optionee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any Federal, state or local income or other tax withholding obligations of the Company, if applicable.

        (d)   Exercise of Option Following Termination of Continuous Service.

          (i)    An Option may not be exercised after the expiration date of such Option set forth in the Option Agreement and may be exercised following the termination of an Optionee's Continuous Service only to the extent provided in the Option Agreement.

          (ii)   Where the Option Agreement permits an Optionee to exercise an Option following the termination of the Optionee's Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

          (iii)  Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of an Optionee's Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

          (iv)  The Committee shall have discretion to determine whether the Continuous Service of an Optionee has terminated and the effective date on which such Continuous Service terminates and whether the Optionee's Continuous Service terminated as a result of the Disability of the Optionee.

        (e)   Limitations on Exercise.

          (i)    The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

          (ii)   The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws or other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

          (iii)  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

        10.   RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assigns in the Option Agreement or in the related exercise agreement (i) a right of first refusal to purchase all shares of Common Stock that an Optionee (or a permitted transferee, if applicable) may propose to transfer to a third party, and/or (ii) a right to repurchase a portion of or all shares of Common Stock held by an Optionee upon Optionee's termination of Continuous Service for any reason within a specified time as determined by the Committee at the time of grant at (A) the Optionee's original purchase price, or (B) the Fair Market Value of such shares of Common Stock. Except as expressly provided in the Option Agreement or related exercise agreement for the Option, such right of first refusal and right of repurchase shall otherwise be subject to any applicable provisions of any stockholder agreement or the Bylaws of the Company. The Company will not exercise its right of first refusal and/or its right of repurchase until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless otherwise specifically provided in the Option Agreement or related exercise agreement for the Option. The Committee may require that an Optionee must, prior to the exercise of any Option, enter into a stockholder agreement that may impose such restrictions, limitations, and obligations on the Optionee with respect to any shares of Common Stock acquired through exercise of an Option as it deems necessary or advisable.

        11.   MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Committee shall have the power to modify, cancel, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor (regardless of whether any such action would be treated as a repricing for financial accounting or other purposes), provided that (except as permitted by Section 13(a) of this Plan) any such action may not, without the written consent of any Optionee, (i) impair any rights under any Option previously granted to such Optionee, (ii) cause the Option or the Plan to become subject to Section 409A of the Code, or (iii) cause any Option to lose its status as "performance-based" compensation under Section 162(m) of the Code. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

        12.   PRIVILEGES OF STOCK OWNERSHIP. No Optionee will have any of the rights of a stockholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised, the Optionee has satisfied all requirements for exercise of the Option, and the shares of Common Stock issuable upon such exercise are issued to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance of shares of Common Stock, except as provided in the Plan.

        13.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

        (a)   Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Option granted under the Plan and the exercise of each outstanding Option, and any other terms of the Option that the Committee determines requires adjustment, and (ii) available for issuance under Sections 5 and 7 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Option, and either (i) the value of any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value and applied toward the payment of the exercise price pursuant to Section 9(b), or, if applicable, toward the withholding due under Section 9(c), or (ii) the number of shares of Common Stock issuable under the Option will be rounded down to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. Notwithstanding the foregoing provisions of this Section 13(a), no adjustment may be made by the

Committee with respect to an outstanding Option that would cause such Option and/or the Plan to become subject to Section 409A of the Code.

        (b)   Dissolution or Liquidation. The Committee shall notify the Optionee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless specifically provided otherwise in an individual Option Agreement or in a then-effective written employment agreement between the Optionee and the Company or an Affiliate, to the extent that an Option has not been previously exercised, or the Company's repurchase rights relating to an Option have not expired, any such Option shall expire and the shares of Common Stock subject to such Option shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Option shall terminate immediately prior to consummation of such dissolution or liquidation.

        (c)   Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Option Agreement or in a then-effective written employment agreement between the Optionee and the Company or an Affiliate, if, during the term of the Plan or any outstanding Option, a Change in Control occurs, each Option which is at the time outstanding under the Plan shall (i) except as provided otherwise in an individual Option Agreement, automatically become, subject to all other terms of the Option Agreement, fully vested and exercisable and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option, and (ii) notwithstanding any contrary terms in the Option Agreement, expire on a date at least twenty (20) days after the Committee gives written notice to the Optionees specifying the terms and conditions of the acceleration of vesting of their Options and, if applicable, the remaining period to exercise their Options.

        To the extent that an Optionee exercises his Option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Option (subject to the Optionee's satisfaction of the requirements of Section 9(c)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. Upon a Change in Control, the Plan and any unexercised Options outstanding under the Plan shall terminate as of the expiration of the period specified in the notice to be provided in the immediately preceding paragraph.

        14.   STOCKHOLDER APPROVAL. The Company shall obtain the approval of the Plan by the Company's stockholders to the extent required to satisfy Sections 162(m) or 422 of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted. No Option that is issued as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised prior to the time such increase has been approved by the stockholders of the Company, and all such Options granted pursuant to such increase will similarly terminate if such stockholder approval is not obtained.

        15.   ADMINISTRATION. This Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Options granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Option granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Option or any shares of Common Stock acquired pursuant to an Option. Notwithstanding the authority hereby delegated to the Committee to grant Options to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Options to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to the Plan, to determine the terms and provision of Options granted to Employees, Consultants and Directors under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

        16.   EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Option or any other rights except as may be evidenced by the Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Options granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Option Agreement, or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person's Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person's Continuous Service at any time, with or without cause.

        17.   NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "retirement plan" or "welfare plan" under the Employee Retirement Income Security Act of 1974, as amended.

        18.   AMENDMENT OR TERMINATION OF PLAN. The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Option Agreement, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Option may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Options previously granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Option Agreement) signed by the Optionee and the Company.

        19.   TERM OF PLAN. Unless sooner terminated by action of the Board, the Plan shall terminate on the earlier of (i) the tenth (10th) anniversary of the Effective Date or (ii) the date on which no shares of Common Stock subject to the Plan remain available to be granted as Options under the Plan according to its provisions.

        20.   SEVERABILITY AND REFORMATION. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

        21.   GOVERNING LAW. The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

        22.   INTERPRETIVE MATTERS. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, and the singular shall include the plural, and visa versa. The term "include" or "including" does not denote or imply any limitation. The term "business day" means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

AMENDMENT TO THE
HEELING, INC. 2006 STOCK INCENTIVE PLAN

        This Amendment is effective as of the dates specified herein, by Heelys, Inc., having its principal office in Carrollton, Texas (hereinafter referred to as the "Company").

WITNESSETH:

        WHEREAS, Heeling, Inc. adopted the Heeling, Inc. 2006 Stock Incentive Plan effective June 23, 2006 (which is referred to herein as the "Plan");

        WHEREAS, Heeling, Inc. has been merged into the Company and, in connection therewith, the Company assumed the Plan; and

        WHEREAS, the Company now desires to adopt this Amendment to the Plan in order to amend the definition of "Change in Control" in Section 3(d) of the Plan and to amend the Plan in certain respects to reflect the merger of Heeling, Inc. into the Company and the assumption of the Plan by the Company;

        NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Amendment to the Plan:

        1.     Section 3(d) of the Plan is hereby amended effective as of June 23, 2006 to read as follows:

        (d)   "Change in Control" of the Company means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing (A) 50 percent or more of the combined voting power of the Company's then outstanding securities prior to a "Qualified Public Offering" (which, for purposes of the Plan, means the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offering and sale of the Company's common stock for the account of the Company in which the aggregate net proceeds to the Company equals or exceeds $20 million) or (B) 25 percent or more of the combined voting power of the Company's then outstanding securities after a Qualified Public Offering; (ii) any change or changes in the composition of the Board within a two-year period as a result of which less than a majority of the directors are (A) persons who were directors at the beginning of that two-year period or (B) persons who were elected or nominated for election as directors with the affirmative vote or consent of at least a majority of the incumbent directors at the time of that election or nomination, but not including any person whose election or nomination was or is in connection with an actual or threatened proxy contest regarding the election of the Company's directors; (C) the Company is merged or consolidated with another corporation or other entity (other than one or more Permitted Holders or any entity controlled by one or more Permitted Holders) and, as a result of the merger or consolidation, less than 75 percent of the outstanding voting securities of the surviving or resulting corporation or other entity, as the case may be, are "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, immediately after the merger or consolidation by persons who or which beneficially owned the outstanding voting securities of the Company immediately before the merger or consolidation; or (D) the Company transfers, sells or otherwise disposes of all or substantially all of its assets to another corporation or other entity which is not an Affiliate of the Company. For purposes of the Plan, "Permitted Holders" means Capital Southwest Venture Corporation and its affiliates and Roger R. Adams and his affiliates.

        2.     Section 1 of the Plan is hereby amended effective as of August 25, 2006 to read as follows:

        1.    CONTINUANCE OF PLAN.    Heeling, Inc. established the "Heeling, Inc. 2006 Stock Incentive Plan", effective as of the Effective Date. Heelys, Inc. assumed sponsorship of the Plan from Heeling, Inc. in connection with the merger of Heeling, Inc. into Heelys, Inc. Options granted under the Plan shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time.

        3.     Section 3(i) of the Plan is hereby amended effective as of August 25, 2006 to read as follows:

        (i)    "Company" means Heelys, Inc., a Delaware corporation, or such other corporation which, pursuant to a spinoff, merger, consolidation or similar corporate transaction adopts and assumes the Plan with the consent of the Company and agrees to accept the duties, responsibilities and obligations of the Company under the Plan. References in the Plan to the Company shall refer to any such corporation which adopts and assumes the Plan.

        4.     Section 3(bb) of the Plan is hereby amended effective as of August 25, 2006 to read as follows:

        (bb) "Plan" means this Heelys, Inc. 2006 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

        IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Amendment to be executed and effective as of the dates herein provided.

HEELYS, INC.
By:
Its:

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EXHIBIT A

HEELING, INC. 2006 STOCK INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

        This Exercise Agreement is made this            day of                        , 20    between Heeling, Inc. (the "Company"), and the optionee named below (the "Optionee") pursuant to the Heeling, Inc. 2006 Stock Incentive Plan (the "Plan"). Unless otherwise defined herein, the capitalized terms used in this Exercise Agreement shall have the meaning ascribed to them in the Plan and in the Option Agreement to which this Exercise Agreement relates.

Award Number:

Optionee:

Address:

Number of Shares Purchased:

Price Per Share:

Aggregate Purchase Price:

Date of Grant:

Vesting Commencement Date:

Type of Stock Option:	[ ] Incentive Stock Option [ ] Non-Qualified Stock Option

        The Optionee hereby delivers to the Company the Aggregate Purchase Price set forth above, to the extent permitted in the Option Agreement and approved by the Committee, as follows (as applicable, check and complete):

in cash in the amount of $ , receipt of which is acknowledged by the Company;

by delivery of Qualifying Shares, owned free and clear of all liens, claims, encumbrances or security interests, and valued at the current Fair Market Value of $ per share;

if there is a public market for the Common Stock at the time of this Exercise Agreement, through a "same-day-sale" commitment, delivered herewith, from the Optionee and the NASD Dealer named therein in the amount of $ ; and/or if there is a public market for the Common Stock at the time of this Exercise Agreement, through a "margin" commitment, delivered herewith, from the Optionee and the NASD Dealer named therein in the amount of $ .

        The Company and the Optionee (the "Parties") hereby agree as follows:

        1.     Purchase of Shares. On this date and subject to the terms and conditions of this Exercise Agreement, the Optionee hereby exercises the Option granted in the Option Agreement between the Parties, dated as of the Date of Grant set forth on the first page of this Exercise Agreement, with respect to the Number of Shares Purchased of the Common Stock set forth on the first page of this Exercise Agreement, (the "Shares") at the Aggregate Purchase Price set forth on the first page of this Exercise Agreement (the "Aggregate Purchase Price") equal to the Price Per Share set forth above (the "Purchase Price Per Share") multiplied by the Number of Shares Purchased set forth on the first page of this Exercise Agreement. The term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares.

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        2.     Representations of the Optionee. The Optionee represents and warrants to the Company as follows:

        (a)   The Optionee has received, read and understood the Plan, the Option Agreement and this Exercise Agreement and agrees to abide by and be bound by their terms and conditions.

        (b)   The Optionee is purchasing the Shares for the Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, any distribution of the Shares within the meaning of the Securities Act.

        (c)   The Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.

        (d)   The Optionee is fully aware of the highly speculative nature of, and the financial risks involved in, an investment in the Shares and the lack of liquidity of the Shares (because of the restrictions on transferability of the Shares—e.g., that the Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans).

        (e)   The Optionee is capable of evaluating the merits and risks of this investment in the Shares, has the ability to protect the Optionee's own interests in this transaction and is financially capable of bearing a total loss of the value of the Shares.

        (f)    The Optionee represents that he or she is a resident of the State of                        .

        3.     Compliance with Securities Law. The Optionee understands and acknowledges that the Shares have not been registered under the Securities Act or any state securities laws and that, notwithstanding any other provision of the Plan, the Option Agreement or this Exercise Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. The Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to (the Company will check the applicable box):

    [    ]    the exemption provided by Rule 701 under the Securities Act;

    [    ]    the exemption provided by Rule 504 under the Securities Act;

    [    ]    Section 4(2) of the Securities Act;

    [    ]    Other:                        .

        4.     Federal Restrictions on Transfer. The Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares shall bear a legend to that effect. The Optionee understands that the Company is under no obligation to register any resale of the Shares and that an exemption may not be available or may not permit the Optionee to resell or transfer any of the Shares in the amounts or at the times proposed by the Optionee. The Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not now available with respect to the Shares.

        (a)   Rule 144. The Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not now available with respect to the Shares and, in any event, currently requires that the Shares be paid for and held for a minimum of one year before they may be resold under Rule 144. Prior to an IPO, "nonaffiliates" (i.e., persons other than "affiliates," who are Officers, Directors and major stockholders of the Company) may resell only under Rule 144(k), which requires that the Shares be paid for and held for a minimum of two years. Rule 144(k) is not available to affiliates.

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        (b)   Rule 701. If the exemption relied upon for issuance of the Shares is Rule 701 promulgated under the Securities Act, the Shares shall become freely transferable under the Securities Act, subject to limited conditions regarding the method of sale, by nonaffiliates 90 days after an IPO, subject to the market standoff agreement in Section 7 of this Exercise Agreement or any similar agreement otherwise entered into by the Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

        5.     State Law Restrictions on Transfer. The Optionee understands that his transfer of any of the Shares may also be restricted by applicable state securities laws and that each certificate representing the Shares may bear a legend to that effect.

        6.     Rights as Stockholder. Until the stock certificate evidencing the Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

        7.     Market Standoff Agreement. The Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, upon the request of the Company or the underwriter managing any such registered public offering of the Company's securities (the "Managing Underwriter"), the Optionee shall not sell or otherwise dispose of any of the Shares (or any right or interest therein), without the prior written consent of the Company or such Managing Underwriter (as the case may be), during such period (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act as the Company or the Managing Underwriter may request. The Optionee further agrees to sign such documents as may be requested by the Company or by the Managing Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Shares until the end of such period.

        8.     Post-Exercise Share Restriction Agreement. The Optionee agrees that for a period commencing on the date the Option was granted to the Optionee and ending on the earlier of (i) the day following the six (6)-month anniversary of the date on which Shares were purchased by exercising the Option hereunder or (ii) immediately preceding the consummation of the IPO (the "Hold Period"), the Optionee shall not sell or otherwise dispose of any such Shares (or any right or interest therein), except pursuant to the exercise by the Company, or other assignee, of its Repurchase Right described in Section 10 of this Exercise Agreement or pursuant to a transfer permitted under Section 9(g) of this Exercise Agreement. The Optionee agrees that the Company may impose stop-transfer instructions with respect to such Shares until the end of the Hold Period.

        9.     Company's Right of First Refusal.

        (a)   Transfer Notice. Neither the Optionee nor any transferee (permitted by this Exercise Agreement) of Shares (either or both being sometimes referred to herein as the "Holder") shall sell, hypothecate, encumber or otherwise transfer any of the Shares or any right or interest therein (whether voluntary or involuntary and whether by gift or by operation of law), without first complying with the provisions of this Section 9 or obtaining the prior written consent of the Company. In the event that after the expiration of the Hold Period the Holder desires to accept a bona fide third-party offer for any or all of the Shares, the Holder shall provide the Company with written notice (the "Transfer Notice") of:

          (i)    The Holder's intention to transfer;

          (ii)   The name of the proposed transferee;

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          (iii)  The number of Shares to be transferred; and

          (iv)  The proposed transfer price or value and the other material terms of the proposed transfer.

The Transfer Notice shall constitute an offer to sell the Shares described therein (the "Offered Shares") to the Company and/or its assigns (as permitted by Section 9(d) of this Exercise Agreement).

        (b)   First Refusal Exercise Notice. The Company and/or its assigns shall have the right to purchase (the "Right of First Refusal") all, but not less than all, of the Offered Shares at any time during the period commencing upon receipt of the Transfer Notice and ending thirty (30) days after the first date on which (as determined by the Company) the Right of First Refusal may be exercised by the Company without the risk of incurring an accounting expense with respect to such exercise (the "Option Period") at the per share price or value and in accordance with the terms stated in the Transfer Notice; the Right of First Refusal may be exercised by written notice (the "First Refusal Exercise Notice") to the Holder. The Right of First Refusal does not affect the Repurchase Right (as defined in Section 10 of this Exercise Agreement), and the Company and/or its assigns may exercise the Repurchase Right in lieu of or in addition to the Right of First Refusal if the Repurchase Right is or becomes exercisable during the Option Period.

        (c)   Payment Terms. If the Company, or its assignee, exercises the Right of First Refusal, it shall purchase the Offered Shares either (i) in cash (by check), by cancellation of all or a portion of any indebtedness of the Holder to the Company or such assignee, or a combination of the foregoing (collectively, "Cash or Cancellation of Indebtedness"), or (ii) in the manner set forth in the Transfer Notice, in either case within fifteen (15) days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment of any non-cash consideration for all or part of the Offered Shares, the Company and/or its assigns shall have the right to pay for the Offered Shares by the cash equivalent of the non-cash consideration described in the Transfer Notice as reasonably determined by the Committee. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company and/or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or to the names of its assigns without any further action by the Holder.

        (d)   Assignment. Whenever the Company shall have the Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company, or other persons or entities, to succeed to its rights to exercise all or a part of the Right of First Refusal.

        (e)   Non-Exercise. If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or if, within the Option Period, the Company notifies the Holder that it and/or its assigns will not exercise the Right of First Refusal, then the Holder may transfer the Offered Shares upon the terms and conditions stated in the Transfer Notice, and in accordance with all applicable securities laws, if:

          (i)    The transfer is made to the proposed transferee within fifteen (15) days of the expiration of the Option Period; and

          (ii)   The transferee agrees in writing, in favor of the Company, that the Offered Shares that it acquires shall be held subject to the provisions of this Exercise Agreement (including the Repurchase Right).

        (f)    Expiration of Transfer Period. Following the fifteen (15)-day period described in Section 9(e)(i) of this Exercise Agreement, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee)

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shall be permitted without a new Transfer Notice prepared and given to the Company in accordance with the requirements of the Right of First Refusal.

        (g)   Exception for Certain Transfers. Each of (i) the Optionee's transfer during his lifetime to one or members of his immediate family (as defined below) or to one or more trusts for the exclusive benefit of the Optionee and/or one or members of his immediate family, and (ii) a transfer by will or by the laws of descent and distribution upon the Optionee's death shall be exempt from the provisions of the Right of First Refusal; provided, however, that (A) each transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Exercise Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Exercise Agreement, and (B) prior to any such transfer, each transferee shall agree in writing, in favor of the Company, to receive and hold such Shares subject to the provisions of this Exercise Agreement (including the Repurchase Right). As used in this Section 9(g), the "immediate family" of the Optionee shall mean his spouse, lineal descendant or antecedent, sibling, or any trust for the benefit of the Optionee or any of the preceding persons. Also exempt from the Right of First Refusal shall be (x) any transfer of any of the Shares to the Company, (y) any transfer to any assigns of the Company upon exercise of the Right of First Refusal or exercise of the Repurchase Right, and (z) any transfer as part of a Change in Control of the Company, as described in Section 13(c) of the Plan.

        (h)   Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all of the Shares immediately preceding the IPO.

        (i)    Additional Shares or Substituted Securities. Any new, substituted or additional securities or other property which is received by the Holder with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent that the Shares are at the time covered by the Right of First Refusal.

        10.   Company's Repurchase Right.

        (a)   Grant of Repurchase Right. The Holder hereby grants the Company and/or its assigns (as permitted by Section 10(c) of this Exercise Agreement) the right to repurchase all or any portion of the Shares (the "Repurchase Right") exercisable at any time (i) during the period commencing on the date Optionee's Continuous Service terminates (the "Termination Date") and ending ninety (90) days thereafter, or, if later, ninety (90) days after the first date on which (as determined by the Company) the Repurchase Right may be exercise without incurring an accounting expense with respect to such exercise, (ii) during the period commencing upon any exercise of the Option that occurs after the Termination Date and ending ninety (90) days thereafter or, if later, ninety (90) days after the first date on which (as determined by the Company) the Repurchase Right may be exercised without incurring an accounting expense with respect to such exercise, and/or (iii) during the period commencing upon the occurrence of a Special Repurchase Right Event (as defined below in this Section 10(a) and ending ninety (90) days after the Company has received written notice of the occurrence of that event, except that this ninety (90)-day period may not extend beyond the ninety (90)-day period provided for in clause (i) or in clause (ii), or in both of those clauses to the extent applicable, of this Section 10(a) (the period in clause (i), clause (ii), or clause (iii), or in all of clauses (i), (ii) and (iii), the "Share Repurchase Period"). Each of the following events is a "Special Repurchase Right Event": (A) the spouse of the Holder is awarded any of the Shares, or any right to or interest in any of the Shares, by a court of competent jurisdiction as a result of any divorce or similar proceedings; (B) the Holder makes an assignment for the benefit of the Holder's creditors or files a voluntary petition under 11 U.S.C. § 101, et seq. (the "Bankruptcy Code") or any other bankruptcy or insolvency law; (C) the expiration of thirty (30) days after the filing of a petition against the Holder under the Bankruptcy Code or any other bankruptcy or insolvency law if that petition has not been dismissed; and/or (D) any of the Shares, or any right to or interest in any of the Shares, is involuntarily transferred, or becomes subject

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to involuntary transfer, by the Holder. The Holder shall notify the Company of the occurrence of any Special Repurchase Right Event within ten (10) days after the occurrence of that event.

        (b)   Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Holder prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later fifteen (15) days after the expiration of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Holder, in Cash or Cancellation of Indebtedness, an amount equal to the Fair Market Value of such Shares which are to be repurchased from the Holder. Notwithstanding the foregoing, in the event of termination of Optionee's Continuous Service either (i) by the Company or any Affiliate for Cause, or (ii) by the Optionee without compliance with, or without having any right to do so under, the terms of any then-effective written employment agreement between the Optionee and the Company or an Affiliate, the Company and/or its assigns shall pay to the Holder, in Cash or Cancellation of Indebtedness, an amount equal to the Exercise Price Per Share for each of the Shares which are to be repurchased from the Holder. Upon such payment to the Holder or deposit of such amount into escrow for the benefit of the Holder, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name or to the names of its assigns the Shares being repurchased without any further action by the Holder. Neither the exercise nor the failure to exercise the Repurchase Right in a Special Repurchase Right Event shall affect any of the Company's rights or remedies against the Holder if the Special Repurchase Right Event constitutes or involves any violation of this Exercise Agreement by the Holder.

        (c)   Assignment. Whenever the Company shall have the Repurchase Right, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company, or other persons or entities, to exercise all or a part of the Repurchase Right.

        (d)   Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised, except that (i) even if not exercised in a Special Repurchase Right Event, the Repurchase Right shall apply to each succeeding Special Repurchase Right Event, and (ii) even if not exercised in one or more preceding Special Repurchase Right Events, the Repurchase Right shall apply to an event described in clause (i) and/or clause (ii) of Section 10(a) of this Exercise Agreement. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to all of the Shares upon the IPO.

        (e)   Additional Shares or Substituted Securities. Any new, substituted or additional securities or other property which is received by the Holder with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent that the Shares are at the time covered by the Repurchase Right. Appropriate adjustments, if necessary, to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure.

        11.   Stop-Transfer Notice. In order to ensure compliance with the restrictions on transfer set forth in this Exercise Agreement, the Option Agreement and the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, or if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        12.   Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or accord the right to vote or pay or deliver dividends or other distributions to, any purchaser or other transferee to whom or which such Shares shall have been purported to be so transferred.

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        13.   Tax Withholding Obligations. The Optionee agrees to satisfy all applicable federal, state and local income, employment and other tax withholding obligations and herewith delivers to the Company the amount necessary, or has made arrangements acceptable to the Company, to satisfy such obligations as provided in the Plan and the Option Agreement.

        14.   Restrictive Legends. The Optionee understands and agrees that, unless and until the Company is advised otherwise by its counsel, the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon each certificate evidencing ownership of the Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM SUCH REGISTRATION.

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER AND TO RIGHTS OF FIRST REFUSAL AND REPURCHASE RIGHTS HELD BY THE COMPANY AND/OR ITS ASSIGNS AND MAY NOT BE TRANSFERRED EXCEPT AS SET FORTH IN THAT CERTAIN STOCK OPTION EXERCISE AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND RIGHTS OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON ANY PERMITTED TRANSFEREES OF THESE SHARES.

        15.   Tax Consequences. The Optionee understands that he may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultant(s) he deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        16.   Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, and this Exercise Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement shall be binding upon the Optionee and his heirs, executors, administrators, successors and permitted assigns.

        17.   Entire Agreement; Governing Law. This Exercise Agreement, with the Plan and the Option Agreement, constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Parties. Nothing in this Exercise Agreement or in the Plan or the Option Agreement (except as expressly provided herein or therein) is intended to confer any rights or remedies on any person other than the Parties. The Plan and this Exercise Agreement are to be construed in accordance with and governed by the internal laws of the State of Texas, without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the Parties. Should any provision of the Plan or this Exercise Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

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        18.   Severability and Reformation. The Company and the Optionee intend all provisions of the Plan and this Exercise Agreement to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan or of this Exercise Agreement is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan or of this Exercise Agreement is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan and this Exercise Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part thereof or hereof, and the remaining provisions of the Plan and this Exercise Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

        19.   Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term "include" or "including" does not denote or imply any limitation. The term "business day" means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas. The captions and headings used in this Exercise Agreement are inserted for convenience and shall not be deemed a part of this Exercise Agreement for construction or interpretation.

        20.   Dispute Resolution. The provisions of Section 16 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Agreement.

        21.   Notice. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in the Option Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 21.

        22.   Further Instruments. Each Party agrees to execute such further instruments and to take such further action as may be necessary or reasonably appropriate to carry out the purposes and intent of this Exercise Agreement. If the Optionee is married, the Parties agree that this Exercise Agreement shall not be effective until the Optionee's spouse executes the Consent of Spouse in the form attached hereto as Attachment 1.

Submitted by:	Accepted by:

OPTIONEE:	HEELING, INC.
(Print Name)

(Signature)	By:
Its:

Dated:	Dated:

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HEELING, INC. 2006 STOCK INCENTIVE PLAN
AMENDMENT TO THE HEELING, INC. 2006 STOCK INCENTIVE PLAN
EXHIBIT A
HEELING, INC. 2006 STOCK INCENTIVE PLAN
STOCK OPTION EXERCISE AGREEMENT